UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 5, 2005

Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

9 West 57thStreet New York, NY		10019
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (212) 413-1800

None

(Former name or former address if changed since last
report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EX-23.1: Consent of Independent Registered Public Accounting Firm
EX-99.1: Selected Financial Data
EX-99.2: Management's Discussion and Analysis
EX-99.3: Financial Statements and Supplementary Data

ITEM 8.01. OTHER EVENTS

EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, “CENDANT”, “WE”, “OUR”, OR “US” MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

In January, 2005, we completed the spin-off of our former mortgage, fleet leasing and appraisal businesses in a distribution of PHH common stock to our stockholders and in February 2005, we completed the initial public offering of our former fuel card business, Wright Express Corporation. Additionally, in March 2005, our Board of Directors formally approved a disposition plan for our Marketing Services division. Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” required us to present the account balances and activities of the fleet leasing and appraisal businesses, Wright Express and our Marketing Services division as discontinued operations within our Form 10-Q for the quarterly period ended March 31, 2005 (including the comparable period for the prior year), which was filed with the Securities and Exchange Commission (“SEC”) on May 5, 2005. As a result of this revised presentation, the rules and regulations of the SEC require us to update our previously issued annual financial statements and certain other financial information originally reported within our Annual Report on Form 10-K for the year ended December 31, 2004 (“Annual Report”). Therefore, this Current Report on Form 8-K updates Items 6, 7 and 8 of our Annual Report to recast the account balances and activities of the aforementioned businesses as discontinued operations and should be read in conjunction with our Form 10-Q for the quarterly period ended March 31, 2005 filed on May 5, 2005.

Additionally, this Current Report on Form 8-K reflects a change in our segment reporting structure effective as of the first quarter of 2005 as a result of a reevaluation performed subsequent to the events described above. Prior to January 1, 2005, we reported the results of our operations in six segments: Real Estate Franchise and Operations, Mortgage Services, Hospitality Services, Travel Distribution Services, Vehicle Services and Marketing Services. Effective January 1, 2005, we began reporting the results of our operations in the following six segments: Real Estate Services, Mortgage Services, Hospitality Services, Timeshare Resorts, Vehicle Rental and Travel Distribution Services. This new segment reporting structure reflects the reclassification of our settlement services businesses from the Mortgage Services segment to the Real Estate Services segment and the segregation of our timeshare resorts businesses from the Hospitality Services segment to a separate segment, Timeshare Resorts.

Items 6, 7 and 8 of our Annual Report are set forth on Exhibits 99.1, 99.2 and 99.3 hereto, respectively, and are incorporated by reference herein. No attempt has been made in this report to modify or update any other disclosures presented in our 2004 Annual Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

See Exhibit Index

FORWARD-LOOKING STATEMENTS

Forward-looking statements in our public filings or other public statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements were based on various factors and were derived utilizing numerous important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements. Forward-looking statements include the information concerning our future financial performance, business strategy, projected plans and objectives. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. You should understand that the following important factors and assumptions could affect our future results and could cause actual results to differ materially from those expressed in such forward-looking statements:

●
terrorist attacks, such as the September 11, 2001 terrorist attacks on New York City and Washington, D.C., which may negatively affect the travel industry and our financial results and which could also result in a disruption in our business;

●	the effect of economic or political conditions or any outbreak or escalation of hostilities on the economy on a national, regional or international basis and the impact thereof on our businesses;

●	the effects of a decline in travel, due to political instability, adverse economic conditions, natural disasters or otherwise, on our travel related businesses;

●	the effects of a decline in the volume or value of U.S. existing home sales, due to adverse economic changes or otherwise, on our real estate related businesses;

●	the effects of changes in current interest rates, particularly on our real estate franchise and real estate brokerage businesses;

●	the final resolution or outcome of our unresolved pending litigation relating to the previously announced accounting irregularities (which were discovered and addressed in 1998);

●	our ability to develop and implement operational, technological and financial systems to manage growing operations and to achieve enhanced earnings or effect cost savings;

●	competition in our existing and potential future lines of business and the financial resources of, and products available to, competitors;

●
failure to reduce quickly our substantial technology costs and other overhead costs, if required, in response to a reduction in revenue in any future period, particularly in our computer reservations, global distribution systems, vehicle rental and real estate brokerage businesses;

●	our failure to provide fully integrated disaster recovery technology solutions in the event of a disaster or other business interruption;

●
our ability to integrate and operate successfully acquired and merged businesses and risks associated with such businesses, including the acquisitions of Orbitz, Inc., ebookers plc. and Gullivers Travel Associates, the compatibility of the operating systems of the combining companies, and the degree to which our existing administrative and back-office functions and costs and those of the acquired companies are complementary or redundant;

●
our ability to divest the operations of our Marketing Services division on economically acceptable terms, which will depend upon a number of factors, including due diligence, negotiation of definitive documentation, the ability of prospective purchasers to obtain financing, the results and prospects of the Marketing Services division and receipt of any necessary consents and/or regulatory approvals;

●	our ability to obtain financing on acceptable terms to finance our growth strategy and to operate within the limitations imposed by financing arrangements and to maintain our credit ratings;

●
in relation to our assets under management programs, (i) the deterioration in the performance of the underlying assets of such programs and (ii) our inability to access the secondary market for certain of our securitization facilities and to act as servicer thereto, which could occur in the event that our credit ratings are downgraded below investment grade and, in certain circumstances, where we fail to meet certain financial ratios;

●	competitive and pricing pressures in the travel industry, including the car rental and global distribution services industries;

●
changes in the vehicle manufacturer repurchase arrangements in our Avis and Budget car rental business, including but not limited to the failure of the manufacturers to meet their obligations under such arrangements, or changes in the credit quality of such vehicle manufacturers, each of which could have a material adverse effect on our results and the principal financing program for our car rental business;

●
filing of bankruptcy by, or the loss of business from, any of our significant customers, including our airline customers, and the ultimate disposition of any such bankruptcy, including the bankruptcy reorganization of UAL Corporation;

●
changes in laws and regulations, including changes in global distribution services rules, telemarketing and timeshare sales regulations and real estate related regulations, state, federal and international tax laws and privacy policy regulation;  and

●
changes in accounting principles and/or business practices that may result in changes in the method in which we account for transactions and may affect comparability between periods and changes to the estimates and assumptions that we use to prepare our financial statements due to subsequent developments, such as court or similar rulings and actual experience.

Other factors and assumptions not identified above were also involved in the derivation of these forward-looking statements, and the failure of such other assumptions to be realized as well as other factors may also cause actual results to differ materially from those projected. Most of these factors are difficult to predict accurately and are generally beyond our control.

You should consider the areas of risk described above in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law. For any forward-looking statements contained in any document, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION

By:	/s/ Virginia M. Wilson
Virginia M. Wilson Executive Vice President and Chief Accounting Officer

Date: May 5, 2005

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated May 5, 2005

EXHIBIT INDEX

Exhibit
No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Selected Financial Data
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Financial Statements and Supplementary Data